UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/05/2008

INSIGHTFUL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  0-020992

DE	04-2842217
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1700 Westlake Ave N, Suite 500, Seattle, WA 98109
(Address of principal executive offices, including zip code)

2068022365
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 7, 2008, Insightful Corporation announced the resignation of Samuel Meshberg from the Board of Directors and the appointment of Sachin Chawla as Chairman of the Board.
Mr. Meshberg resigned for personal reasons, effective February 5, 2008. His departure is not related to any disagreement with Insightful's board of directors or management. Mr. Meshberg's letter of resignation is incorporated herein by reference and is furnished as Exhibit 99.1 to this current report.
A copy of the press release announcing Mr. Chawla's appointment as Chairman of the Board and Mr. Meshberg's resignation from the Board of Directors is incorporated herein by reference and is furnished as Exhibit 99.2 to this current report.

Item 9.01.    Financial Statements and Exhibits

99.1        Resignation letter of Samuel Meshberg dated February 5, 2008.

99.2        Press release dated February 7, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHTFUL CORPORATION

Date: February 07, 2008	By:	/s/ Richard P. Barber
Richard P. Barber
CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Resignation letter of Samuel Meshberg dated February 5, 2008.
EX-99.2	Press Release dated February 7, 2008.